Exhibit 10.4

         THIS PROMISSORY NOTE AND THE SECURITIES TO BE ISSUED UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD UNLESS THIS PROMISSORY NOTE OR THE SECURITIES TO BE ISSUED UPON CONVERSION HEREOF, AS THE CASE MAY BE, ARE REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.SECURED PROMISSORY NOTE

                                                             July 12, 2000
                                                             Seattle, Washington

         For value received, CREATIVE PRODUCTS INTERNATIONAL, INC., a Delaware corporation (the "Borrower") with offices at 3317 3''d Ave. S, Seattle, WA 98134, hereby promises to pay to the order of Susan Schreter ("Lender") at 5843 Woodlawn Avenue North, Seattle, WA 98103 or at such other place as Lender may specify from time to time, in lawful money of the United States in immediately available funds the aggregate unpaid principal amount of all advances (the "Advances") made by Lender. All Advances shall be payable on demand pursuant to a notice (a "Demand Notice") specifying the date on which repayment is to be made.

         The outstanding principal balance of each Advance shall bear interest, for each day, at a rate per annum equal to 8% per annum. All interest hereunder shall be computed on the basis of a 365-day year for the actual number of days involved and shall be payable on the date specified in Lender's Demand Notice.

         Lender is hereby authorized to record on the Schedule annexed hereto, and any continuation sheets which Lender may attach hereto, (i) the date of each Advance made by Lender to Borrower and (ii) the date and amount of each payment or prepayment of the principal of any such Advance. The entries made on such Schedule shall be prima facie evidence of the existence and amounts of the obligations recorded thereon, provided that the failure to so record or any error therein shall not in any manner affect the obligation of Borrower to repay the Advances.

         Advances shall be made at Lender's sole discretion and nothing herein shall be construed to constitute an obligation on the part of Lender to make any Advances.

         Payment of all sums due hereunder is secured by the Collateral pursuant to and in accordance with the terms of that certain Security Agreement of even date herewith (the "Security Agreement") between Lender and Borrower.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Security Agreement.

         Borrower acknowledges that the Advances are payable on demand and payment thereof may be demanded by Lender from Borrower at any time for any reason in the sole and absolute discretion of Lender.

         Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

         All Advances, together with all accrued interest thereon, shall become immediately and automatically due and payable, without demand, presentment, protest or notice of any kind, upon the commencement by or against Borrower of a case or proceeding under any bankruptcy, insolvency or other law relating to the relief of debtors, the readjustment, composition or extension of indebtedness or reorganization or liquidation (each, an "Event of Default").

         Notwithstanding the provisions of the foregoing paragraph, if, at any time after April 9, 2001, Borrower is unable to repay the then outstanding Advances plus accrued interest upon demand therefore by Lender, Lender at its sole option, may demand payment of the Advances to be made by delivery to Lender of such number of shares of the Company's Common Stock, par value $Al, as shall be determined by dividing the sum of the unpaid Advances plus accrued interest plus the Commencement Fee to be paid by $0.08.

         Borrower hereby agrees to pay all reasonable costs and expenses incurred by Lender incidental to or in any way relating to Lender's enforcement of the obligations of Borrower hereunder or the protection of Lender's rights against Borrower hereunder, including, without limitation, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

         Within a reasonable period of time after Lender's request, Borrower agrees to furnish to Lender such information and to permit Lender to inspect and make copies of its books and records, as Lender shall reasonably request from time to time.

         Borrower hereby authorizes Lender to date this note and to complete any blank space herein according to the terms upon which Advances were granted.

         No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

         Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except with the prior written consent of Lender. No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between Borrower and Lender with respect to which such waiver, amendment, modification or consent is to apply.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON.

         All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Security Agreement.

         Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Washington State court or Federal court of the United States of America sitting in that state, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the Security Agreement, or for recognition or enforcement of any judgment, and Borrower hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such Washington State court or, to the extent permitted by applicable law, in such Federal court. Borrower, and by accepting this Note, Lender, agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that Lender may otherwise have to bring any action or proceeding relating to this Note or the Security Agreement against Borrower, or any of its property, in the courts of any jurisdiction.

         Borrower, and by accepting this Note, Lender, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the Security Agreement in any court referred to in the preceding paragraph hereof. Borrower, and by accepting this Note, Lender, hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         Borrower, and by accepting this Note, Leader, irrevocably consents to service of process in the manner provided herein. Nothing herein will affect the right of Borrower to serve process in any other manner permitted by 1nw.

         BORROWER, AND BY ACCEPTING THIS NOTE, LENDER, HEREBY WAIVES. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. AND (B) ACKNOWLEDGES THAT SUCH, LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.



                                       CREATIVE PRODUCTS INTERNATIONAL, INC.

                                       By: /s/ Joan Lundgren
                                           --------------------------------
                                           Title: Board Member